Exhibit 10.20(u)

Supplemental Agreement No. 20

to

Purchase Agreement No. 1951

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of
December 21, 2000, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700, 737-800, and 737-900 aircraft (the Aircraft); and

WHEREAS, Buyer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Buyer have mutually agreed that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Buyer have mutually agreed upon the Buyer Furnished Equipment (BFE) provisions of the 737-900 Aircraft; and

WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 20.

1.2 Remove and replace, in its entirety, pages T-3-1 and T-3-2 of Table 1, entitled "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft", with revised pages T-3-1 and T-3-2 attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3 Remove and replace, in its entirety, Exhibit E, "Buyer Furnished Equipment Provisions Document", with new Exhibit E, "Buyer Furnished Equipment Provisions Document", attached hereto, to reflect supplier selection dates and required on-dock dates.

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 1951-3R12, "Option Aircraft - Model 737-824 Aircraft", with Letter Agreement 1951-3R13, "Option Aircraft - Model 737-824 Aircraft", attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Henry H. Hart   By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President-Finance

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 5

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 5

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail
Specification 7-1 SA 5

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 5

9. Representatives, Inspection,
Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

12. Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
and Insurance 12-1

13. Buyer Furnished Equipment and
Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 17

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 13

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 20

Aircraft Deliveries and
Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 5

EXHIBITS

A-1 Aircraft Configuration - Model 737-724 SA 2

A-2 Aircraft Configuration - Model 737-824 SA 2

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924 SA 5

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -
Minor Model Differences SA 1

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price) SA 1

D1 Airframe and Engine Price Adjustments - Current
Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price) SA 5

E Buyer Furnished Equipment
Provisions Document SA 20

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R3 Seller Purchased Equipment SA 5

1951-3R13 Option Aircraft-Model 737-824 Aircraft SA 20

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R2 Promotional Support - New Generation SA 5

Aircraft

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation
Aircraft SA 4

1951-9R8 Option Aircraft-Model 737-724 Aircraft SA 17

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R1 Option Aircraft - Model 737-924 Aircraft SA 17

1951-13 Configuration Matters - Model 737-924 SA 5

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model

737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model

737-824 Aircraft

6-1162-MMF-308R3 Disclosure of Confidential SA 5

Information

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED AND SA 1

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-311R3 [CONFIDENTIAL MATERIAL OMITTED AND SA 5

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1 Special Purchase Agreement
Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to
the Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model

737-524 Aircraft SA 3

6-1162-GOC-015 [CONFIDENTIAL MATERIAL OMITTED AND SA 2

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-131R2 Special Matters SA 5

6-1162-DMH-365 Performance Guarantees - Model
737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED AND SA 8

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED AND SA 14

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED AND SA 15

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED AND SA 16

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO

A REQUEST FOR CONFIDENTIAL TREATMENT]

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10,1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10,1997

Supplemental Agreement No. 5 May 21,1998

Supplemental Agreement No. 6 July 30,1998

Supplemental Agreement No. 7 November 12,1998

Supplemental Agreement No. 8 December 7,1998

Supplemental Agreement No. 9 February 18,1999

Supplemental Agreement No. 10 March 19,1999

Supplemental Agreement No. 11 May 14,1999

Supplemental Agreement No. 12 July 2,1999

Supplemental Agreement No. 13 October 13,1999

Supplemental Agreement No. 14 December 13,1999

Supplemental Agreement No. 15 January 13,2000

Supplemental Agreement No. 16 March 17,2000

Supplemental Agreement No. 17 May 16,2000

Supplemental Agreement No. 18 September 11,2000

Supplemental Agreement No. 19 October 31,2000

Supplemental Agreement No. 20 December 21, 2000

Table 1 to

Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-800 Aircraft

CFM56-7B26 Engines

Detail Specification No. D6-38808-43

Exhibit A-2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951PA/CALCONTINENTAL AIRLINES, INC.

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Exhibit E to Purchase Agreement Number 1951

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

Dated December 21, 2000

Relating to

BOEING MODEL 737 AIRCRAFT

This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1951, between The Boeing Company (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to the purchase of Boeing Model 737 aircraft.

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1. General.

Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before April 4, 1997 for Model 737-724, July 3, 1997 for Model 737-824, and August 31, 2000 for Model 737-924, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2. Supplier Selection.

Buyer will:

2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates should these items not be selected as SPE by Buyer:

Model 737-724 Model 737-824

Galley System 10/9/96 2/12/97

Seats (passenger) 9/03/96 9/03/96

Model 737-924 Model 737-524

Galley System 4/18/2000 Complete

Seats (passenger) 4/6/2000 Complete

2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

2.2.1 complete BFE configuration design requirements for such BFE; and

2.2.2 confirm technical data submittal dates for BFE certification.

3. Buyer's Obligations.

Buyer will:

3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

3.1.2 deliver BFE including production and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

3.1.3 deliver appropriate quality assurance documentation to Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1 require supplier's contractual compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

3.3.2 assure that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

3.4 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4. Boeing's Obligations.

Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5. Nonperformance by Buyer.

If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

5.2 deliver the Aircraft to Buyer without the BFE installed.

6. Return of Equipment.

BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7. Title and Risk of Loss.

Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8. Indemnification of Boeing.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9. Patent Indemnity.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10. Definitions.

For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

BOEING MODEL 737 AIRCRAFT

Item Preliminary On-Dock Dates

Dates for 1st delivery of each model:

737-724 737-824

Jan 1998 Apr 1998

Aircraft Aircraft

Seats 10/14/97 2/17/98

Galleys 10/9/97 2/12/98

Electronics 10/1/97 2/3/98

Furnishings 10/7/97 2/9/98

737-924 737-524

May 2001 Jul 1997

Aircraft Aircraft

Seats 2/22/01 6/5/97

Galleys 2/20/01 6/2/97

Electronics 1/17/01 5/27/97

Furnishings 1/12/01 5/28/97

1951-3R13

December 21, 2000

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 1951-3R13 to Purchase Agreement No. 1951 - Option Aircraft - Model 737-824 Aircraft

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-824 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-3R12 dated October 31, 2000.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-824 Aircraft (the Option Aircraft) to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1. Delivery.

The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

Month and Year Number of

of Delivery   Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Price. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Option Aircraft Deposit.

In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, Buyer has paid a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit) prior to the date of this Letter Agreement. In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option Deposit for such Option Aircraft.

4. Option Exercise.

To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

Option Aircraft Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Contract Terms.

Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6. Cancellation of Option to Purchase.

Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter Agreement, or in the Agreement, as the case may be:

(i) purchase of the Aircraft under the Agreement for any reason not attributable to the canceling party;

(ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

(iii) exercise of the option to purchase such Option Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7. Applicability.

Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By   /s/ Henry H. Hart

Its     Attorney In Fact

ACCEPTED AND AGREED TO this

Date: December 21, 2000

CONTINENTAL AIRLINES, INC.,

By   /s/ Gerald Laderman

Its   Senior Vice President - Finance

Attachment

Model 737-824 Aircraft

1. Option Aircraft Description and Changes.

1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808-43, Revision B, dated April 30,2000, as amended and revised pursuant to the Agreement.

1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

(1) Changes applicable to the basic Model 737-800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft Supplemental Agreement.

(2) Changes mutually agreed upon.

(3) Changes required to obtain a Standard Certificate of Airworthiness.

1.3 Effect of Changes. Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2. Price Description.

2.1 Price Adjustments.

2.1.1 Base Price Adjustments. The base aircraft price (pursuant to Article 3 of the Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3. Advance Payments.

3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.